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                                                                   EXHIBIT 10.21

                         SUNSTONE HOTEL INVESTORS, INC.
                     LIST OF SUBSIDIARIES OF THE REGISTRANT
                                     EXHIBIT

                                                       STATE OF
NAME OF ENTITY                                         FORMATION
Sunstone Hotel Investors, L.P.                         Delaware
Sunstone Hotels, LLC                                   Delaware
Kent Hotel Investors, Inc.                             California
Sunstone/Kent Associates, L.P.                         California
Sunstone E&P Corporation  I                            Delaware
Sunstone E&P Corporation  II                           Delaware
Kahler E&P Partners L.P. I                             Delaware
Kahler E&P Partners L.P. II                            Delaware
Park Hotels L.C.                                       Utah
University Inn Associates                              Utah
Ogden Hotel Associates                                 Utah
